SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.    [ ] Confidential, for use of the
                                        Commission only (as permitted by
                                        Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12

                         Absolute Glass Protection, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    (1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------
    (5) Total fee paid:
-----------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
-----------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
-----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------------------
    (3) Filing Party:
-----------------------------------------------------------------------------
    (4) Date Filed:
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

                       ABSOLUTE GLASS PROTECTION, INC.
                      ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                DECEMBER 30, 2004
                    ----------------------------------------

TO THE SHAREHOLDERS OF ABSOLUTE GLASS PROTECTION, INC.:

      The 2004 Annual Meeting of Shareholders of Absolute Glass Protection, Inc. will be held at 1:00 p.m. local time on December 30, 2004, at our corporate offices located at 3140 Venture Drive, Las Vegas, NV 89101. The following notice of meeting identifies each business items for your action. These items and the vote the Board of Directors recommends are:

                          ITEM                               RECOMMENDED VOTE
                          ----                               ----------------
1.  Election of one Director                                          FOR
2.  Ratification of Beckstead and Watts, LLP as independent auditors  FOR
3.  To transact any other business which may properly come before the meeting and any adjournments or postponements thereof.


Only shareholders of record shown on the books of the Company at the close of business on December 7, 2004, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                        /s/ John Dean Harper
                                        -----------------------
                                            John Dean Harper
                                            President

Dated:  December 7, 2004
Las Vegas, Nevada

                         ABSOLUTE GLASS PROTECTION, INC.
                         -------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 30, 2004
                         ------------------------------

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of Absolute Glass Protection, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on December 30, 2004, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the Company's principal executive office is 3140 Venture Drive, Las Vegas, NV 89101. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about December 7, 2004.

                      VOTING RIGHTS AND REQUIREMENTS


VOTING SECURITIES

The Board of Directors of the Company has fixed December 7, 2004 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on June 30, 2004, 18,943,727 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Thomas C. Cook, Esq., our Corporate counsel, who has been appointed prior to the Annual Meeting. He will also determine whether a quorum is present. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum. Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting. A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.


REVOCABILITY OF PROXY

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1. by delivering a written notice of revocation to Mr. John Dean Harper, the President of our company, at 3140 Venture Drive, Las Vegas, NV 89101;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

DISSENTERS - RIGHTS OF APPRAISALS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposals.

QUORUM

The presence at the Annual Meeting of the holders of a number of shares of our Common Stock, and proxies representing the right to vote shares of our Common Stock, in excess of one-half of the number of shares of our Common Shares outstanding as of the record date will constitute a quorum for transacting business.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the voting shares that are present or represented at the meeting in order to effect the shareholder approvals described herein.

BOARD RECOMMENDATIONS - INSIDERS' INTENT TO VOTE IN FAVOR

Our board has determined that the election of one Director, and the ratification of the Company's auditor are in the best interests of the company and our shareholders. Accordingly, the board has unanimously approved the proposals and recommends that the shareholders who choose to attend the meeting vote in favor of these matters as well.

SUMMARY HISTORICAL FINANCIAL INFORMATION

The following summary of historical financial data was derived Absolute Glass Protection, Inc. interim unaudited financial statements as of June 30, 2003, as filed on Form 10-QSB with the U.S. Securities and Exchange Commission on August 20, 2004. The income statement data for the nine months ended June 30, 2004 is not necessarily indicative of results for a full year. This financial information is only a summary and should be read in conjunction with the financial statements of Absolute Glass, including the notes thereto, and other financial information contained in the Company's Annual Report on Form
10-KSB for the year ended September 30, 2003 and Quarterly Report on Form 10-QSB for the nine months ended June 30, 2004, which information is incorporated by reference in this proxy statement.


Condensed Statements of Operations Data (unaudited)


                                                         For the Three
                    For the Nine Months Ended            Months Ended
                             June 30,                      June 30,
                  ----------------------------  -----------------------------
                      2004           2003            2004            2003
                  ------------  --------------  -------------  --------------
Revenue           $          -  $            -  $           -  $             -

Total Operating
   expenses          1,542,789         479,851        427,275          285,384

Net profit (loss) $ (1,542,789) $     (479,851) $    (427,275) $      (285,384)

Net income (loss)
 per share -
 basic and fully
 diluted          $     (0.08)  $        (0.03) $      (0.02)  $        (0.02)
                  ============  =============== =============  ===============


Condensed Balance Sheet Data
                                       (unaudited)        (audited)
                                         June 30,        September 30,
                                          2004              2003
                                      -------------      ------------

Total current assets                  $       750        $          -

Total current liabilities             $   637,778        $    396,004

Total stockholders' equity               (478,556)           (191,973)

Additional paid-in capital              3,171,292           2,388,493

(Deficit) accumulated during
   development stage                   (3,535,016)         (1,988,227)

Net income (loss)                     $(1,542,789)       $   (967,594)


MATTERS TO BE ACTED UPON


                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

GENERAL INFORMATION

In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. The nominee is a member of the present Board of Directors. If the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

The following table provides certain information with respect to the nominees for director.

                                  CURRENT
                                 POSITION(S)         BOARD MEMBER
NAME OF NOMINEE        AGE      WITH COMPANY         SINCE
--------------         ---      ------------          ------------
John Dean Harper       42       Director/President   2001



Nominated Director
------------------

John Dean Harper, President/Treasurer & Director
------------------------------------------------

Mr. Harper is a graduate of Ohio University in Athens, Ohio with a Bachelors of Business Administration degree and a double major in Business Pre-Law and General Business. He is also a graduate of the University of Cincinnati, College of Law with a Juris Doctor. Mr. Harper has a private law practice focusing primarily on corporate law, labor/employment and litigation. Mr. Harper serves as counsel for a number of law enforcement labor associations in the State of Nevada. Mr. Harper has been involved in taking a number of companies from startup to publicly trading.

Previous Experience:

  Dates                       Name of Company                   Job Title
--------------------          ---------------                   ---------
1984-1986           Lazarus Dept. Store (Columbus, Ohio)        Asst. Buyer
1986-1989           Univ. of Cincinnati, College of Law         Law Student
1989-1991           Schottenstein, Zox and Dunn                 Assoc. Atty.
1991-1995           Redmon & Harper                             Partner
1996-1998           Gugino & Schwartz                           Assoc. Atty.
1999-2002           Starbase-1 Coffee Co. Ltd.                  President
2000-2002           Lock-Gun.com                                President
1996-Present        John Dean Harper, Attorney at Law
1996-Present        Las Vegas Police Protective Assoc.          Chief General
                                                                Counsel
1996-Present        Nevada Conference of Police and Sheriffs    General Counsel
1999-2004           Injured Police Officers Fund                Counsel
2001-Present        Absolute Glass Protection, Inc.             President,
                                                                Treasurer,
                                                                Director


RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEE.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL 2)

Beckstead and Watts, LLP acted as the Company's independent auditors for the year ended September 30, 2004. A representative of Beckstead and Watts, LLP is expected to be present at the Annual Meeting of Shareholders, a representative of Beckstead and Watts, LLP will have an opportunity to make a statement if they desires to do so, and will be available to respond to appropriate questions.


AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Beckstead and Watts, LLP for professional services rendered for the Company's audits and review for the past fiscal year totaled $15,000, of which $13,000 is still owed to Beakstead and Watts, LLP for the Company's September 30, 2004 year end audit.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

The Company did not engage Beckstead and Watts, LLP to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2004.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BECKSTEAD AND WATTS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.


                                 OTHER BUSINESS
                                  (PROPOSAL 3)

As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the annual meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the annual meeting or any adjournments thereof, it is the recommendation of the Board of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information with respect to beneficial ownership of our stock as of June 30, 2004 by:

         o persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common or preferred stock;
         o  each of our executive officers and directors; and
         o  all of our officers and directors as a group.

                                                     Amount
Title     Name and Address                           of shares          Percent
of        of Beneficial                              held by     Date     of
Class     Owner of Shares          Position          Owner    Purchased  Class
--------------------------------------------------------------------------------
Common    John Dean Harper(1)    President/Director  516,364   7/25/02
                                                     339,963   7/30/02
                                                   1,156,372  12/17/03    10.62%

Common    Michael I. Kling(2)    CFO                 339,963   7/25/02
                                                     250,000  12/17/03     3.12%
Common    Thunder Box Limited(3) Shareholder       3,203,696   7/26/02    16.91%
-------------------------------------------------------------------------------
Totals:                                            5,806,368             30.65%

All Executive Officers and
Directors as a Group (2 persons)                   2,602,672             13.73%

The percentages listed in the Percent of Class column are based upon 18,943,727 outstanding shares of Common Stock, which will be the number of outstanding shares of Common Stock as of the effective date.

(1)  John Dean Harper, 3140 Venture Drive, Las Vegas, NV  89101.
(2)  Michael I. Kling, 3140 Venture Drive, Las Vegas, NV  89101.
(3) Thunder Box Limited, a Vanuatu corporation, PFK House, Lini Highway, P.O. Box 211, Port Vila, Vanuatu, beneficially owned by Thunder Box Limited, Alexander Gilliland, President and Director.

Persons Sharing Ownership of Control of Shares

The following own or share the power to vote five percent (5%) or more of the Company's securities: John Dean Harper and Thunder Box Limited, and they have Indicated that they would vote in favor of the Proposals in this Proxy Statement.

CERTAIN TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Remuneration of Directors and Executive Officers

As a result of our the Company's current limited available cash, no officer or director received compensation during the fiscal years ended September 30, 2004, September 30, 2003, and September 30, 2002. John Dean Harper, President, effective April 1, 2003, was entitled to receive a salary of $5,000 per month, which is due and owed. Michael I Kling, CFO, effective April 1, 2003, was entitled to receive a salary of $2,500 per month, which is due and owed.


                         SUMMARY COMPENSATION TABLES

                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
John Dean Harper
    President,
    Director       2004     60,000 (1)     -0-           -0-
                   2003      -0-           -0-           -0-
                   2002      -0-           -0-           -0-
-------------------------------------------------------------------------------
Michael I. Kling
    CFO            2004     30,000 (1)     -0-           -0-
                   2003      -0-           -0-           -0-
                   2002      -0-           -0-           -0-
-------------------------------------------------------------------------------

(1)  Not paid, but due and owed.

Long Term Compensation Table

                              Performance Award Plan
                              ----------------------

                                                Number of      Number of Shares
                                Dollar          Restricted        Underlying
Name and Position       Year    Value ($)(1)     Shares          Stock Options
-------------------------------------------------------------------------------
John Dean Harper (2)
Chairman, President     2004  $ 3,150,000      3,500,000 (3)    Not applicable
                        2003            0              0
                        2002            0              0
Michael I. Kling
Chief Financial Officer 2004      225,000        250,000        Not applicable
                        2003            0              0
                        2002            0              0
                            -------------------------------------------------
Executive Group (2 persons)   $ 3,375,000      3,750,000        Not applicable

Non-Executive Director
   Group (no persons)        Not applicable   Not applicable    Not applicable

Non-Executive Officer
   Employee Group
   (no persons)              Not applicable   Not applicable   Not applicable
--------------------------------------------------------------------------------

(1) The dollar value of the grants of stock to be made under the plan has been approved by stockholders at the Company's 2003 annual shareholder meeting.

(2) Mr. Harper, will receive 1,500,000 restricted shares and additional restricted shares upon achievement of the following performance criteria:
    a) the issuance of 1,000,000 shares for the start-up and significant sales of an International Division and/or subsidiary for the promotion of the Company's products, dealerships, and services; and, b) the issuance of 1,000,000 shares if the Company's market cap exceeds $20 million for a period of 30 consecutive days.

The Company executed employment agreements with its executive officers during the fiscal year ended September 30, 2004. At this time, the employments agreements have not been renewed.

STOCK OPTIONS.
--------------

During the year ended September 30, 2004, the Company did not have any stock option plan in place.


EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.


COMPENSATION OF DIRECTORS.
--------------------------

The Company does not pay a director's fee to its directors. In the Company's sole discretion, the Company may issue stock options or warrants to its directors. The company does expects to institute a Directors fee program for the next fiscal year.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended September 30, 2002, all Section 16(a) filing requirements applicable to insiders were complied with.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the 2004 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at next year's 2005 Annual Meeting must be received by the Company by June 30, 2005, to be includable in the Company's proxy statement and related proxy for the 2005 Annual Meeting.

Also, if a shareholder proposal intended to be presented at the 2005 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after May 12, 2005, then management named in the Company's proxy form for the 2005 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                INFORMATION INCORPORATED BY REFERENCE

The SEC allows the Company to incorporate by reference information that the Company files with the SEC. The Company incorporates by reference the information contained in the Company's Annual Report to Stockholders included in the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 and in its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004.




                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2003, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON
FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, ABSOLUTE GLASS PROTECTION, INC., 3140 VENTURE DRIVE, LAS VEGAS, NEVADA 89101.


Dated:  December 7, 2004
Las Vegas, Nevada

PROXY CARD

                       ABSOLUTE GLASS PROTECTION, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 30, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Dean Harper, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of Common Stock of Absolute Glass Protection, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on December 30, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                        ABSOLUTE GLASS PROTECTION, INC.

                               December 30, 2004

THIS IS YOUR PROXY

                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Absolute Glass Protection, Inc. to be held at 1:00 p.m. local time on December 30, 2004, at our corporate offices located at, 3140 Venture Drive, Las Vegas, NV 89101. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-2

   - Please detach along perforated line and mail in the envelope provided. -

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.  Election of Director                          FOR        WITHHOLD

    Nominee:
    --------
    John Dean Harper                              [ ]           [ ]

2.                                                FOR     AGAINST     ABSTAIN
    Proposal to ratify Beckstead and Watts, LLP
    as Independent Auditors                       [_]       [_]         [_]

3. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

       The board of directors recommends you vote "FOR" each of the above proposals.

       This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal. Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2004

SIGNATURE ______________________________________________________________________


NAME (PRINTED) _________________________________________________________________

TITLE __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE